SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 16, 2003
                        (Date of earliest event reported)



                         Commission file number: 014754


                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)


                   TEXAS                                    75-2059193
      (State or other jurisdiction of                     (IRS Employer
      incorporation or organization)                    Identification No.)

                  13636 Neutron Road, Dallas, Texas 75244-4410
                    (Address of principal executive offices)

                   (972) 934-8797 (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 16, 2003, Electric & Gas Technology, Inc. (the "Registrant" or the "Company") dismissed Whitley Penn (formerly "Jackson & Rhodes PC) as its certifying accountants. The Registrant's Audit Committee has approved this action.

         The audit reports of Whitley Penn on the Registrant's financial statements for the years ended July 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and through July 16, 2003, there were no disagreements with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Whitley Penn, would have caused Whitley Penn to make reference thereto in connection with its reports on the financial statements for such years.

         During the two most recent fiscal years and through July 16, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant delivered a copy of this Form 8-K report to Whitley Penn on July 16, 2003. Concurrently therewith, the Registrant requested that Whitley Penn furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether Whitley Penn agrees with the above statements and, if not, stating the respects in which Whitley Penn does not agree. Attached hereto as Exhibit 16.1 is a copy of the letter of Whitley Penn to the SEC dated July 16, 2003.

         On July 16, 2003, the Registrant engaged Lightfoot Guest Moore & Co., PC ("LGM") as its new independent accountant. The Registrant's Audit Committee has approved this action.

         During the Registrant's two most recent fiscal years and through July 16, 2003, the Registrant did not consult with LGM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that LGM concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv)of Regulation S-K, or a reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits.

Exhibit Number         Description

16.1 Letter from Whitley Penn to the Securities and Exchange Commission, dated July 16, 2003, regarding change in certifying accountant.


                                             Electric & Gas Technology, Inc.
                                             (Registrant)

Date:  July 16, 2003                      By: /s/ George M. Johnston
                                             -----------------------
                                             George M. Johnston
                                             Vice President &
                                             Chief Financial Officer